Reconciliation of income for the period to CCS Earnings, Operating expenses and Total Debt - Summary of Reconciliation of Total Debt (Details) - USD ($) $ in Millions	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Jun. 30, 2023
Disclosure of operating segments [abstract]
Current debt	$ 10,849	$ 11,046	$ 9,931	$ 12,114
Non-current debt	64,619	68,886	$ 71,610	72,252
Total debt	$ 75,468	$ 79,931		$ 84,366